UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2006
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
429 Post Road, Buchanan, Michigan 49107
(Address of principal executive offices — zip code)
(269) 695-4920
(Registrant’s telephone number, including area code)
Segementz, Inc.
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03 AMENDMENTS TO ARTICLES OR INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On June 1, 2006, Express-1 Expedited Solutions, Inc., announced that it has changed its name to Express-1 Expedited Solutions, Inc. from Segmentz, Inc. A Certificate of Amendment was filed with the Delaware Secretary of State changing the company’s name on June 1, 2006.
ITEM 7.01 REGULATION FD DISCLOSURE
A copy of the press release announcing the name change is furnished as Exhibit 99.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description

3	Certificate of Amendment to Certificate of Incorporation, dated June 1, 2006.

99	Press Release dated June 6, 2006.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 6, 2006	Express-1 Expedited Solutions, Inc.
	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3	Certificate of Amendment to Certificate of Incorporation, dated June 1, 2006.

99	Press Release dated June 6, 2006.

4